UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 19, 2020

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	0-2585	62-0183370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Reed Road Dalton, Georgia	30720
(Address of principal executive offices)	(zip code)

(706) 876-5800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 on Form 8-K/A is an amendment to the Current Report on Form 8-K of The Dixie Group, Inc. dated May 19, 2020 and is being filed to furnish the correct title of the Press Release issued by the Company on May 19, 2020. As originally filed the Press Release gave an incorrect date in the title for the Company’s earnings release. The correct line, as reflected in exhibit 99.1 to the amended Form 8- K, is "The Dixie Group Reports Update On COVID-19 Recovery Plan Along With Q1 2020 Results". No other changes were made to the original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.
On May 19, 2020, The Dixie Group, Inc. issued a press release reporting results for the first quarter ended March 28, 2020.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
(99.1) Press Release, dated May 19, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2020	THE DIXIE GROUP, INC.

/s/ Allen L. Danzey
Allen L. Danzey
Chief Financial Officer